UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2018

Date of reporting period: January 31, 2018

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN EMERGING MARKETS FUND

SEMI-ANNUAL REPORT

01.31.18

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018
(Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending January 31, 2018

						Since Fund’s Inception†
	6 months	1-year	3-year*	5-year*	10-year*	Annualized	Cumulative**
CIPSX	6.22%	11.68%	14.26%	13.77%	11.12%	10.77%	284.49%
Russell 2000	11.23%	17.18%	12.11%	13.32%	9.76%	8.60%	196.71%
CIPMX	12.74%	21.42%	15.36%	15.47%	N/A	12.03%	196.92%
Russell Midcap	12.23%	20.08%	11.51%	14.28%	N/A	10.84%	168.52%

†	Champlain Mid Cap Fund inception date: 06/30/08
Champlain Small Company Fund inception date: 11/30/04
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

During the past 6 months, your two funds continued to benefit from Mergers and Acquisitions (M&A). Over the past two calendar years, the Small Company Fund has seen, on average, 10% of its assets acquired. The Mid Cap Fund has seen, on average, 12% of its assets acquired annually over the past three calendar years.

We are encouraged to report that we have substantially reinvested that capital and the capital generated by our sell discipline in a manner that has not eroded or diluted either of your funds’ overall high return and high quality profile. As a reminder, our sell discipline calls for us to sell when a company’s share price exceeds our estimate of Fair or Intrinsic Value or when we judge that there is the need to cull either a mistake or “weak link” as we consistently seek to high-grade the funds. Importantly, the weighted average characteristics of each fund’s portfolio of holdings indicate that both funds continued to be invested in companies which have delivered a much better trailing 5-year growth rate of revenue and book value on a per share basis, as well as higher historical profitability and higher business returns than the companies in their respective Russell benchmarks – as measured by Gross Profitability and EVA Margin. Both funds also continued to hold stakes in companies that are, on a weighted average basis, more fundamentally stable or reliable than the companies in their respective Russell benchmarks – as measured by the standard deviation of the 5-year average ROE.

While returns for the Small Company Fund have lagged recently, we continue to like the reward to risk profile of the two holdings (TreeHouse Foods and Financial Engines) that have been the largest detractors. As well, the recent tax cuts have favored the domestically

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

focused companies while our investment process has your fund owning more of the small cap companies that make the things much of the rest of the world wants to buy. Looking ahead, however, the relative weakness of the U.S. Dollar that developed simultaneously with the tax cuts should provide a tailwind for both funds.

Technology

Led by strong returns from software holdings, both funds’ technology holdings outperformed their sectors and the benchmarks making this group the top contributor on both an absolute and relative basis. We remain encouraged by the favorable trends we see in cloud computing and the positive results being reported by most of our software holdings. The recently discovered architectural design flaws and the related security risks associated with a ubiquitous microprocessor design that has been used for decades in servers and PCs coupled with the cost associated with the installation of security patches that are likely to burden users with slower processing speeds, strongly suggest that even slow-to-adopt enterprises will migrate to cloud computing faster than we would have anticipated just a couple of months ago. Shortages of resources needed for implementation may gate any near-term acceleration, but we expect the sales pipelines for cloud-based applications and platforms to swell.

For the Small Company Fund, the capital received from the private equity acquisition of Gigamon and our decision to sell Envestnet for valuation reasons was deployed into new positions in Okta and PureStorage. Okta is a cloud native software platform that secures and manages identities to seamlessly connect/disconnect people to applications – anywhere, anytime, and from any device. As the early leader in rapidly growing market for Identity-as-a-Service (IDaaS) software the company has emerged as the current default choice for key cloud architected software applications such as Workday. Once inside the enterprise, Okta has demonstrated it can expand its relationships with additional applications such as those for external party (e.g. vendor) sign in and mobile device management. Okta’s cloud-native technology and large market opportunity are compelling, and we are further encouraged by the backgrounds of management and the board. Although Pure Storage sells a rank commodity (flash memory) as a core component of its product offerings, the durable value of this company to customers is derived from its software. Pure’s unique intellectual property allows access to data at the high rate of speed demanded by their growing collection of cloud applications. Some of the company’s market leading products are unusually well-suited for the peculiar requirements of the rapidly growing Artificial Intelligence and Machine Learning initiatives happening worldwide. While those vanguard offerings are the potential source of significant market expansion for the company, the core portfolio consists of products that should position Pure Storage to

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

become a leader in the next generation of Tier-1 storage solutions. After our initial purchase, the company announced the appointment of a highly regarded technology executive as their new CEO while the former CEO moved into the Chairman’s role.

For the Midcap Fund, in addition to some modest adds and trims, new positions were started in Okta and Veeva Systems. The strategic importance of Okta’s technology, the size of the market opportunity, and the caliber of management are the reasons we also wanted to add this relatively new public company to the Midcap Fund’s collection of cloud computing leaders. Leveraging a strategic position in the Life Sciences industry with an exclusive CRM license from Salesforce.com, Veeva Systems has developed a separate cloud-based enterprise data/content storage product called Vault. Our enthusiasm for Veeva is based on the large market potential for Vault and other related products to help companies, particularly those in highly regulated industries (e.g. Pharmaceuticals and Biotechnology), archive and manage critical data and content in the cloud.

Industrials and Materials

The industrial holdings for the Small Company Fund lagged behind these past six months as share price performance for machinery stocks sharply diverged from returns on capital. The lowest return on capital machinery companies outperformed the high return on capital machinery companies such as those in which this fund is invested. The Midcap Fund’s industrials performed slightly better than the benchmark’s.

In the Small Company Fund, recent results at Ritchie Brothers and H.B. Fuller reinforced our patience and enthusiasm. After trimming the position in Woodward in the fall, we added back to the position this February after the shares retreated from news that they were not in buyout talks with Boeing. Since our last letter, we also started a new position in MSA Safety and re-engaged with Sensient Technologies, a former holding. MSA Safety is a leading provider of critical and non-critical workplace safety and first responder equipment including breathing apparatus, respirators, flame and gas detectors, as well as head and fall protection required by workplace safety rules. We appreciate the company’s meaningful mix of recurring revenues and new product development initiatives. We also liked their modestly sized acquisition of protective “turnout” gear for fire fighters which complements their existing helmet and self-contained breathing apparatus product lines. Sensient Technologies produces colors, flavors, fragrances, and specialty inks including those used by the digital printing equipment that enables cost efficient short production runs. The ongoing trend for food and beverage companies to shift to natural ingredients is expected to help Sensient grow its revenues while management’s commitment to improving overall operations should enable margins to trend higher.

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

In the Midcap Fund, we substantially increased the position in Nordson ahead of what was a very good earnings report (and even better guidance) in December. Our concerns about the long-term profitability trends for the industrial distribution industry prompted us to eliminate both W.W. Grainger and Fastenal since our last letter. To be sure, shares of both companies increased meaningfully since our sales. While our fundamental concerns persist, hindsight indicates we should have been more patient with pulling the trigger on the sale of both distributors. Nonetheless, whenever we sense that our fundamental thesis is reasonably compromised or threatened to the point where we would no longer qualify the holding as a new purchase, we will likely err on the side of defense and capital preservation. After Emerson Electric Co. bid for Rockwell Automation, we sold the remaining small position at a premium to our estimate of the company’s Fair Value. Finally, we started a new position in Gates Industrial Corp. as it came public in a primary share only IPO this January. Gates is a leading producer of drive belts, the specialty materials used to make them, as well as components for hydraulic systems. Gates was formerly a family-owned company founded in 1911 and recently has seen its management upgraded and operations honed under three years of ownership by The Blackstone Group. Similar to former holding and filter maker CLARCOR, Gates enjoys a fairly high percentage (nearly 2/3rd) of revenues from recurring after-market or MRO demand. Unlike filters where replacement can be delayed; when a belt breaks, it must be replaced to continue operation.

Energy

Despite the surge in oil prices over the past six months, our decision to exit this sector for both funds had very little negative impact on relative performance. The combination of low cost debt, Oil & Gas equity investors’ preference for production growth over high economic returns at the enterprise level, as well as technology and learning curve driven efficiency gains have enabled fairly unbridled shale oil drilling that will probably keep the oil markets well supplied despite still growing global demand. If anything were to happen to the demand for oil or OPEC 2.0’s resolve to restrict supply, we would likely see much lower oil prices. With the shale oil industry looking more like the swing producer and our lack of conviction that shale oil producers will limit production to sustain high oil prices, we could no longer predict cash flows with confidence. Thus, as we did not foresee oil prices being “high enough for long enough” to make Denbury’s shares worth considerably more, we exited that position for both funds. Our original thesis for buying Denbury in 2014 was not nearly as big of a misjudgment as our reluctance to sell it all in early 2017 when we trimmed the position.

We also sold Core Laboratories for the Mid Cap Fund and Forum Energy Technologies for the Small Company Fund as we do not think shale oil activity alone warrants a constructive

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

long-term outlook. Because our investment process is focused on reliable companies for which we have high confidence in forecasting a long-term cash flow stream, it may be difficult for us to find new investment opportunities in energy. Our anticipated lack of energy exposure also may someday create meaningful but likely fleeting relative performance headwinds similar to our processed-based exclusions (e.g. metals and mining).

Consumer

Both funds underperformed meaningfully in this sector over the past six months as earnings and guidance from TreeHouse Foods has repeatedly come in below investors’ expectations. We clearly overestimated management and perhaps even the business model as the company has been thus far unable to convert greater scale from the acquisition of ConAgra’s private label business into greater profitability. Despite the continued overall share gains for private label groceries, TreeHouse has failed to become enough of a strategic partner and instead appears to be the first call grocers make when they need help with their bottom line. However, at the current valuation, a $400 million share repurchase authorization, ample opportunities for working capital improvements, as well as cost saves through manufacturing efficiencies, recipe simplifications, and SKU reductions keep us constructive on the reward to risk ratio of this holding.

While Campbell Soup Company’s proposed acquisition of Snyder’s-Lance in December was a big positive for both funds, it wasn’t enough to offset the decline for TreeHouse. Though it is possible another bidder for Snyder’s-Lance could surface, we have already sold a portion of the funds’ holdings when the shares traded above the proposed acquisition price.

Meanwhile, Hershey’s acquisition of Small Company Fund holding Amplify Snack Brands (which closed in February) affirmed our patience with that holding. We have also started a new position in Simply Good Foods, a company formed by a noteworthy group of highly experienced consumer product executives for the purpose of acquiring attractive food brands. In July 2017, they closed on their first acquisition, Atkins Nutritionals. In addition to a vibrant brand, Atkins’ product manufacturing is outsourced, creating a strong return and cash flow profile. Additionally, at 11%, Atkins holds the #1 share in nutritional snacking followed by Clif Bar and then KIND bar. A fresh (and righteous) marketing message about the health and diet issues from hidden sugars instead of just promoting low carbs is designed to help them penetrate the “self-directed” market which could be 4x as big as the “programmatic dieter” which has been the historical focus for the company. With the buyout of Buffalo Wild Wings pending (it closed in February), we started a new position in the pizza chain Papa John’s International as the shares pulled back meaningfully to a nice discount to our estimate of Fair Value on disappointing results as well as the controversy surrounding

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

the CEO’s comments about the NFL’s handling of players kneeling during the national anthem. We like their international growth opportunity, the franchise business model, and increased use of technology in the kitchens and for marketing purposes. While the valuation does not seem to incorporate much growth in same store sales, the growing shortage of labor in the U.S. is stimulating wage gains that could lead to better consumer spending at restaurants.

In the Midcap Fund, we added to spice maker McCormick & Co. on weakness due to the company’s secondary offering related to the purchase of French’s mustard and Frank’s Hot Sauce from Reckitt Benckiser. Among other benefits, we believe this will meaningfully strengthen McCormick’s business with restaurant chains and food service customers. We also started a new position in Ulta Beauty, a retailer of cosmetics, skin/bath/fragrance, and hair care products that also offers salon services (5% of revenues) for hair, face, and nails through just over 1,000 locations. While we regret not investing in this company several years ago, the share price retreated significantly this past fall on investors’ fear of Amazon and/or concerns that the exceptionally strong same store sales growth would soon slow. The selloff created a reasonable discount to our Fair Value estimate which incorporates a meaningful deceleration of same store sales. Furthermore, viewed in another valuation framework we use for retailers, it appears we did not pay much for future store growth. The typical store presents an attractive economic model, and the company is expected to continue opening about 100 new stores per year with a payback period of around 2 years. In addition to funding new store growth, the company plans to buy back $300 million of stock annually while the balance sheet is expected to remain debt free. Finally, we were impressed enough by Campbell’s acquisition of Snyder’s-Lance to start a modest position in the soup and snack maker for the Midcap Fund. We very much like the combination of Campbell’s operating acumen with Snyder’s-Lance market position and product lineup in snacks which is expected to complement Campbell’s Pepperidge Farm segment very well.

Financials

The financials were meaningfully weaker for the Small Company Fund over the past six months, while relatively strong for the Midcap Fund. About half of the relative deficit for the Small Company Fund is explained by the weakness in Financial Engines. We believe some investors overreacted to Financial Engines reduction to their 2018 guidance as management elected to trade 1 basis point of their ~25 basis point average fee on their core 401(k) business for the opportunity to re-sign many of their evergreen corporate clients into longer term contracts. This likely provides for opportunities to cross sell to the employees of these clients the much more profitable advisory services acquired through the Mutual Fund Store. Even on the reduced guidance, the valuation remained attractive. The balance sheet is

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

debt-free, and the company historically pays a dividend in addition to being capable of repurchasing a meaningful percentage of the shares. We added to Financial Engines on the downdraft. Somewhat weaker relative share price gains for the fund’s bank and insurance holdings explained much of the balance of the fund’s relative deficit in this sector, but we see no reason to be concerned about any of these holdings. Indeed, we added modestly to selected banks on their weakness as well as to the insurers Argo and Navigators when they traded lower during the hurricane season and then again to Navigators when they reported 3rd Quarter results which included an uncharacteristic “strengthening of reserves.”

For the Midcap Fund, we exploited a sharp price decline during the hurricane season to initiate a position in the Property & Casualty (P&C) insurance company Everest RE for the Midcap Fund. As the name suggests, Everest RE mostly conducts reinsurance operations, but direct underwriting accounts for about a third of the premiums. Everest RE’s management is highly regarded while the company’s ROE and pace for compounding book value per share are comparable to the two high quality P&C fund holdings which were acquired by larger companies last year. As well, AIG’s more recent acquisition of Validus Holdings suggests our estimate of Everest RE’s Fair Value is reasonable to conservative.

Health Care

The health care holdings in the Small Company Fund underperformed meaningfully over the past six months while those of the Midcap Fund only lagged slightly. We do not anticipate the relative weakness of any of our health care holdings to be sustained nor do we anticipate needing to prune any weak links beyond the sale of Aceto for the Small Company Fund. We mistakenly overestimated the attractiveness of the generic drug industry and also the caliber of management at Aceto.

In the Small Company Fund, we reinstated a position in former holding Masimo Corporation after the shares retreated to a modest discount to our Fair Value estimate. Masimo is the leading provider of technology driven non-invasive patient monitoring systems for blood chemistry, pulse, and brain activity. New positions also were started in Teledoc Inc., Halyard Health, and Health Equity. Teladoc is the largest telehealth platform that provides access for over 20 million patients to over 700 board-certified physicians. The recent acquisition of BestDoctors which brought them the ability to service high acuity cases, the signing of a contract with New York City to serve its employees, a partnership with CVS’ Minute Clinic, the exclusive endorsement of the AMA, and a growing relationship with Aetna are some of the encouraging recent developments for this efficient and effective provider of quality health care services. Since we last owned Halyard Health, the company has agreed to sell the commodity like disposable Surgical and Infection Prevention business (latex gloves and

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

surgical gowns) and hired a new CEO with a strong track record growing and managing niche medical device businesses. In addition to manufacturing products focused on digestive and respiratory health needs, Halyard’s pain management products include COOLiEF, a unique technology that offers patients and physicians minimally and non-invasive, non-narcotic pain management through the ablation of sensory nerve branches. Health Equity is the second largest provider of custodian and processing services for Health Savings Accounts (HSAs). We expect strong growth in the number of HSA plans, HSA accounts, and HSA assets to persist as employers continue to adopt high deductible plans and make contributions to employee HSAs as an offset to the high deductible. Employers increasingly understand these plans create a “nudge” for employees to make more economical use of health care services. We added meaningfully to Prestige Brands, Healthcare Services Group, NuVasive, and Cardiovascular Systems. Please note that Syneos Health, Inc. is not a new position but a new name for INC Research Holdings.

In the Midcap Fund, the acquisition of C. R. Bard by Becton, Dickinson and Company was completed. Full valuations warranted the sale of long-term holding Align Technology and ABIOMED. In addition to a new position in Masimo Corp. mentioned earlier in comments about the Small Company Fund, we reinstated a position in Edwards Lifesciences Corp. as we have become more confident in their ability to extend their transcatheter franchise beyond aortic valve replacement and see meaningful share opportunity in mitral valve replacement. We also added meaningfully to NuVasive, Medidata Solutions, Stericycle, and Henry Schein.

Final Thoughts

Equity valuations may reflect “rational exuberance” given the combination of still low (but rising) interest rates, stronger than expected corporate earnings, synchronized global economic growth, and the recently enacted tax cut for some corporations as well as many small businesses and individuals. However, there seems to be little if any “margin of safety” in overall equity valuations should a material negative surprise(s) arise – even after consideration for the recent tax cuts and the stock market’s correction in February.

Our most likely candidates in the negative surprise department are 1) decelerating growth from China due to their current efforts to bring forth credit reforms and deleveraging, 2) trade friction, 3) higher than expected inflation, 4) faster than expected tightening/balance sheet shrinkage by the Federal Reserve (we have had a regime change at the Fed!) and/or faster than expected tapering by the European Central Bank, and 5) a spike in interest rates associated with a lack of interest in any upcoming Treasury auction as the current level of

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

rates prove too low to create enough demand for the nearly $400 billion in additional borrowing this year and nearly $500 billion additional borrowing next year relative to the nearly $600 billion borrowed in 2017.

We suspect a meaningful part of the short-term benefit accruing to high effective tax rate corporations has already been discounted, although the effect could persist somewhat further into 2018. To the extent lower taxes enable some industries and companies to allocate increased earnings to R&D, capex, or share repurchases in a highly efficient manner, there could be positive long-term implications. As well, a more level tax burden between smaller domestic companies and the multi-national giants make small and midcap equities more competitive with large cap equities. Importantly, our long-term concerns about the fiscal deficit and its “crowding out” impact on economic growth and U.S. policy makers’ apparent hubris towards the privileged standing of the U.S. Dollar have increased (see surprise #5 above).

We intend to stick to our disciplined investment process which balances a strong bias for reliable high return companies with valuation sensitivity. We remain vigilant and ready to use any forthcoming volatility as an opportunity to invest cash reserves and take advantage of other opportunities in an effort to improve the overall quality and return profile of the two funds. Let us not forget that the pain from discipline will always be much less than the pain from the regret that often accompanies a lack of discipline. As well, we believe the rewards from discipline will always far exceed anything found from straying off course.

While we often close these letters with words that reflect on the privilege it is to manage other peoples’ money and our gratitude for your trust, please know we strive to manage Champlain Investment Partners in a manner that reflects those sentiments.

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss.

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Champlain’s Emerging Markets strategy appreciated +17.85%, net of fees during the reporting period August 1, 2017 to January 31, 2018. The benchmark, MSCI Emerging Markets index, returned +18.51% during the same period.

Performance for the periods ending January 31, 2018

				Since Fund’s Inception†
	6 months	1-year	3-year*	Annualized	Cumulative**
CIPDX	17.85%	44.84%	6.98%	3.56%	12.62%
MSCI Emerging Markets Index	18.51%	41.01%	11.83%	6.42%	23.51%

†	Champlain Emerging Markets Fund inception date: 09/08/14
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

Low interest rates, manageable inflation, generally loose monetary policy, and synchronized global growth acted as tailwinds for emerging markets equities, including this strategy, during the review period. The strategy’s underperformance is primarily attributable to our overweight positioning in consumer staples, which underperformed meaningfully in the month of January, and poor stock selection in the financials sector. Meanwhile, due to stock selection, the technology and consumer discretionary sectors were large positive contributors to performance. Other sector detractors were the more cyclically oriented sectors such as industrials, energy and materials. By country, our large overweight in India and our limited exposure in Taiwan were positive contributors while Mexico and commodity export dependent countries South Africa, Russia and Brazil were headwinds to performance.

Since the strategy’s inception, we have been overweight the consumer and software sectors, while having minimal exposure to utilities, real estate and energy. Given our process seeks out companies that historically generate high and sustainable returns, we find a much larger investment opportunity set in consumer and software, while finding meaningfully fewer companies generating attractive returns in the utilities, real estate and energy sectors. Illustrative of our focus on higher quality businesses, the strategy’s return on

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

equity was higher relative to the benchmark and the portfolio generated these higher returns with revenue growth that was also much faster than the benchmark.

Another important element in our investment process is the measurement of a company’s Economic Value Added (EVA). In its simplest form, EVA is a tool that measures a company’s economic profit taking into account the full opportunity cost of all capital invested in the business. When a company has positive EVA, its profitability exceeds its capital cost. If EVA is negative, but management is investing for higher future returns, we analyze those expected future returns and determine whether the capital is being allocated efficiently. Notably, our research indicates that 49% of the benchmark constituents generated negative EVA, implying that nearly half of the companies in the benchmark DO NOT earn their cost of capital. This poor result is especially surprising considering that many state-owned enterprises receive a subsidized cost of capital.

Through a full economic cycle, historically businesses that earn a consistently high return outperform those businesses that generate lower returns. As a result, you should expect the strategy to remain steadfastly focused on owning a portfolio of high quality businesses that we anticipate will compound shareholder wealth over a full economic cycle.

Asia

The strategy’s Asian technology positioning was a positive relative contributor to performance. While Alibaba and Tencent, two of the strategy’s top five holdings, were small positive contributors during the period, our relative performance benefited more from what we didn’t own – technology hardware. We continue to believe that many hardware companies operate in extremely cyclical industries, which are unpredictable, can encourage short-term thinking and rarely lead to sustainable competitive advantages. We do find value in those hardware companies that have unassailable dominant market positions or those business models geared to process products rather than those businesses that rely on the more volatile capital expenditures or single product cycles. In many cases, Asian hardware companies rely on the product cycles of Apple and/or Samsung and during the review period were negatively impacted by weaker than anticipated demand for Apple’s iPhone X. Our exposure in hardware is primarily through holding Taiwan Semiconductor Manufacturing Company (TSMC), which is a dedicated outsourced chip fabrication company with the largest market share globally. Because of TSMC’s scale, the company caters to a diverse set of end markets, doesn’t rely solely on the mobile handset supply chain and takes little direct chip design risk.

During the semi-annual period the strategy also benefited from strong returns of Asian consumer holdings Vietnam Dairy, Shenzhou International and newly established holding

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Xiabuxiabu. Shares of Vietnam Dairy surged after a large strategic shareholder disclosed a 10% stake which was acquired at a significant premium to the market price. Shenzhou International is a vertically integrated textile manufacturer that has benefited from a structural shift of global brands to reduce the overall number of supply chain vendors. Further, Shenzhou has benefited as its primary customers Nike, Adidas and Uniqlo rapidly expand throughout Asia. New holding Xiabuxiabu is in the early phases of what we think can be a multiple-year build out of its hot-pot restaurant concept in China. Additionally, the company is leveraging its strong brand name by expanding into food ingredients, beverages, and food delivery. Negatively impacting performance was Ctrip.com, China’s largest online travel agency (OTA). The Chinese regulator forced the company to eliminate its automatic opt-in value added services, such as travel insurance, which were historically very high margin services. While this is likely to have a short-term negative impact on earnings, this only marginally changes our long-term estimate of Fair Value for the business.

We established a new position in Chinese health care company Wuxi Biologics at a discount to our estimate of Fair Value. Wuxi is a vertically integrated contract development and manufacturing company in China focusing exclusively on biologics. Wuxi offers customers an end-to-end solution that includes drug discovery, development, and manufacturing of biologics from concept to commercial manufacturing. Wuxi has benefited from the ongoing trend of outsourcing solutions for biotechnology companies in order to minimize costs. Also in China, we exited Sands China as the stock reached our Fair Value estimate. Sands is well placed to benefit from domestic tourism in China, but valuation combined with continued regulatory headwinds nudged us to take advantage of the recent enthusiasm of gaming stock to exit our position.

India was a large positive contributor to relative performance in the period. Overall, we continue to firmly believe in the long-term growth story, but certain company valuations are reflective of this outlook. Consequently, we reduced our overall exposure during late 2017. Vakrangee continued to benefit from its partnership with Amazon which expanded its e-commerce presence in Vakrangee Kendra outlets during the quarter. We trimmed our position meaningfully during the period as the stock price traded near our estimate of Fair Value. Snack food producer Britannia did an admirable job of navigating the demonetization in late 2016 and implementation of the Goods and Services Tax in the summer of 2017. Despite our favorable view of the management team and the long-term business outlook, we trimmed our position as shares reflected much of the positive outlook. We also exited our position in Bharti Infratel. Subsequent to our purchase, a merger of the number two and three telecom operators in India reduced our Fair Value of the business. Shortly thereafter, rumors that Bharti would consolidate the tower assets, which theoretically would be margin

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MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

and earnings accretive, lifted the stock price. Our Fair Value estimate did not include an acquisition of tower assets given insufficient information to properly estimate the cost, timing, financing required and future cash flows. Therefore, as the stock price closed in on our Fair Value, we exited the position, as there was limited upside absent the transaction.

In South Korea we initiated a modest position in Koh Young technology, a provider of measurement and 3D inspection equipment in South Korea. Koh Young benefited from several trends including increased automation in manufacturing, more complex systems that require inspection, and an increase in customized solutions. We expect to add to our initial position over time as opportunities arise. We exited South Korean holding Hanssem during the period after reducing our Fair Value estimate of the business once we determined that the company’s expansion into China was simply not value accretive enough to offset a weak domestic market.

Latin America

Mexico continues to face a number of headwinds including an election, a stalled reform program, and continued uncertainty over NAFTA negotiations. Meanwhile, rates moved up sharply during the fall of 2017, pushing up discount rates and negatively impacting the Fair Value estimates of our Mexican holdings. Consequently, our overweight positioning in Mexico was a meaningful headwind to performance. During the period we exited long-held Arca Continental at close to our estimate of Fair Value. A recent acquisition of lower margin Coke bottling assets in the U.S. increased balance sheet leverage and reduced financial flexibility which led us to determine there was limited upside in the longer term. We also exited Mexican airport operator Grupo Aeroportuario del Centro Norte (OMA) after incorporating slower traffic assumptions and a higher discount rate into our estimate of Fair Value.

Despite continued political turmoil in Brazil, the economy continues to show signs of stability with GDP turning marginally positive. Our two positions in Brazil, Itau Unibanco and Ambev, rebounded sharply from weakness in the first half of 2017 and were negligible to performance this period.

Elsewhere in Latin America, MercardoLibre was a large positive contributor to performance We added to our position on price weakness after Latin America’s largest e-commerce company decided to offer free shipping on certain price points, which may have a sharply negative impact on margins. We applaud management for making this decision despite the short term effect on earnings. Over the long term, we see this as an important strategic move that will likely attract more users to the company’s e-commerce platform, ultimately resulting in more transactions. We also initiated a position in Despegar.com, an OTA based

14	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

in Argentina but with exposure to all of Latin America. Online travel penetration in Latin America is well below Asia, the U.S., and Europe, which is partly due to the highly fragmented airline and hotel markets in the region. Due to this fragmentation, it has been difficult for an aggregator to create enough scale to aggressively compete with offline travel agents. Further, until recently, consumers of online services had generally been skeptical of credit cards and other alternative payment methods. That said, Despegar is poised to capitalize on the large and generally untapped Latin American market, despite intensifying competition from developed market peers. We expect to add to the position over time as management executes on its growth strategy.

Ceemena

In South Africa we exited our position in Famous Brands close to our Fair Value estimate of the business, which we lowered materially. We saw two meaningful challenges. First, the domestic franchised restaurant business is facing macroeconomic headwinds resulting in lower sales and earnings than we originally estimated. Second, it now appears the company overpaid to acquire Gourmet Burger Kitchen (GBK) of the UK in late 2016. Subsequent to our sale, Cyril Ramaphosa was elected President of South Africa. Consequently, the South African Rand and government bonds rallied sharply as investors are optimistic that his reform agenda may result in economic improvement. Many consumer companies, including Famous Brands and fund holding Clicks Group have rallied sharply.

In Kenya, holding Safaricom was a positive contributor to relative performance despite share price volatility during the period associated with the Kenyan elections. The incumbent President, Uhuru Kenyatta, decisively won the October poll as it was boycotted by his opponent. More importantly, Kenyatta was sworn in in late November and the election-related drama seems to be behind us. We believe in Safaricom’s long-term opportunity in Kenya and with the elections behind us, the company should be able to implement their growth plans.

Final Thoughts

Looking ahead, we believe that the implementation of technology to innovate and enhance productivity will be important drivers in Emerging Markets (EM). There may likely be capital intensive industries like department stores or banks with large and developed branch networks that never actually materialize in these countries. To be sure, technology advancements are materially different in each country. China is well ahead of the rest of developing EM, while India may likely see the most rapid transformation. We continually monitor the healthcare sector for developments that could drive a number of unique investment opportunities. We anticipate there will be plenty of future advancements in

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

devices, diagnostics and biologics as those industries evolve. Moreover, we see a wave of new and exciting company listings coming from EM countries with strong product or service offerings and limited government influence.

Valuations of most risk assets globally are reflective of low interest rates, manageable inflation, easy credit, and synchronized global growth. In EM, valuations have risen. While still modest by most historical measures, elevated valuations imply a continued supportive and benign environment. However, several events could interrupt the party and need to be watched closely: tighter monetary policy in China, global inflation that accelerates too quickly, and geopolitical risks such as North Korea, China-U.S. trade wars, or other regional conflicts. We don’t pretend to be able to predict if any of these factors will actually materialize; nor do we try to predict what the outcome will be on EM equity prices. Instead, we focus on the consistent execution of our investment process which leads us to buy high quality companies at reasonable prices. Through the successful implementation of this process, we expect to generate shareholder wealth over time.

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. Foreign investments present risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small-cap stocks also are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The fund is non-diversified.

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(Unaudited)

DEFINITION OF THE COMPARATIVE INDICES

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Intrinsic Value is the actual value of a company or an asset based on an underlying perception of its true value including all aspects of the business, in terms of both tangible and intangible factors.

Economic Value Added (EVA) is a measure of a company’s financial performance based on the residual wealth calculated by deducting its cost of capital from its operating profit, adjusted for taxes on a cash basis. EVA can also be referred to as economic profit, and it attempts to capture the true economic profit of a company.

Standard Deviation is a measure of the dispersion of a set of data from its mean. It is calculated as the square root of variance by determining the variation between each data point relative to the mean.

Return On Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

17	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2018
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Integra LifeSciences Holdings	2.90%
Snyder’s-Lance	2.75%
John Wiley & Sons, Cl A	2.75%
Blackbaud	2.54%
Ritchie Bros. Auctioneers	2.52%
LogMeIn	2.44%
Qualys	2.43%
Welbilt	2.19%
H.B. Fuller	2.13%
New Relic	2.13%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2018
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Red Hat	2.94%
AptarGroup	2.83%
Splunk	2.69%
Northern Trust	2.54%
Nordson	2.50%
Laboratory Corporation of America Holdings	2.47%
Hormel Foods	2.35%
Palo Alto Networks	2.28%
DENTSPLY SIRONA	2.26%
Integra LifeSciences Holdings	2.20%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2018
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Tencent Holdings	6.20%
Alibaba Group Holding	5.74%
Housing Development Finance	4.87%
Taiwan Semiconductor Manufacturing	3.93%
MercadoLibre	3.66%
Unilever ADR	3.38%
Heineken	3.31%
AIA Group	3.28%
Safaricom	3.02%
Clicks Group	2.79%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2018
(Unaudited)

COUNTRY ALLOCATION**

China	26.53%
India	17.02%
South Korea	8.09%
Netherlands	6.69%
Taiwan	5.42%
United States	5.29%
Brazil	4.48%
Mexico	4.06%
Hong Kong	3.94%
Argentina	3.66%
Kenya	3.02%
South Africa	2.79%
Vietnam	2.53%
Thailand	1.78%
Peru	1.77%
Philippines	1.69%
Spain	1.24%

**Percentages are based on total investments.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2018
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.6%
	Shares	Value
CONSUMER DISCRETIONARY — 8.9%
Buffalo Wild Wings*	94,300	$14,805,100
El Pollo Loco Holdings*	505,000	5,075,250
Helen of Troy*	300,000	27,945,000
Hibbett Sports*	275,395	6,223,927
John Wiley & Sons, Cl A	670,000	42,478,000
Papa John’s International	153,000	9,928,170
Wolverine World Wide	950,000	31,188,500

		137,643,947

CONSUMER STAPLES — 9.5%
B&G Foods	875,000	28,875,000
Boston Beer, Cl A*	95,000	18,035,750
elf Beauty*	975,000	20,046,000
J&J Snack Foods	55,075	7,624,583
Simply Good Foods*	395,000	5,372,000
Snyder’s-Lance	850,000	42,483,000
TreeHouse Foods*	520,000	24,523,200

		146,959,533

FINANCIALS — 16.4%
Argo Group International Holdings	475,000	29,117,500
Bryn Mawr Bank	325,000	14,592,500
Community Bank System	380,000	20,254,000
CVB Financial	845,000	19,773,000
Financial Engines	1,000,000	28,450,000
First Financial Bankshares	270,385	12,559,383

The accompanying notes are an integral part of the financial statements.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2018
(Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
German American Bancorp	322,000	$11,170,180
Independent Bank	230,000	16,410,500
Navigators Group	515,000	25,029,000
Prosperity Bancshares	280,000	21,224,000
Stock Yards Bancorp	310,000	11,144,500
UMB Financial	375,000	28,567,500
Washington Trust Bancorp	305,000	16,409,000

		254,701,063

HEALTH CARE — 23.3%
Cantel Medical	100,000	11,093,000
Cardiovascular Systems*	800,000	19,768,000
Catalent*	500,000	23,270,000
CONMED	485,000	28,023,300
Halyard Health*	165,000	8,053,650
HealthEquity*	110,600	5,598,572
ICU Medical*	120,000	27,474,000
Insulet*	385,000	29,464,050
Integra LifeSciences Holdings*	850,000	44,761,000
Masimo*	110,000	10,366,400
Medidata Solutions*	400,000	27,244,000
NuVasive*	592,100	28,935,927
Omnicell*	520,000	25,506,000
Penumbra*	144,800	14,422,080
Prestige Brands Holdings*	525,000	21,960,750
Supernus Pharmaceuticals*	430,000	16,791,500
Syneos Health, Cl A*	205,000	7,861,750
Teladoc*	297,300	11,119,020

		361,712,999

INDUSTRIALS — 14.7%
Actuant, Cl A	725,000	17,943,750
Brady, Cl A	200,000	7,650,000
Gorman-Rupp	55,600	1,571,812
Healthcare Services Group	100,000	5,518,000
John Bean Technologies	135,000	15,356,250
Lydall*	485,000	23,183,000

The accompanying notes are an integral part of the financial statements.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2018
(Unaudited)

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — continued
MSA Safety	150,205	$11,762,554
Ritchie Bros. Auctioneers	1,200,000	39,024,000
Standex International	245,375	25,752,106
TriMas*	751,040	19,977,664
Welbilt*	1,515,000	33,784,500
Woodward	350,000	27,132,000

		228,655,636

INFORMATION TECHNOLOGY — 18.5%
Blackbaud	410,000	39,286,200
CommVault Systems*	535,000	28,542,250
Guidewire Software*	275,000	21,848,750
LogMeIn	300,415	37,792,207
New Relic*	550,000	32,851,500
NIC	705,000	11,703,000
Okta, Cl A*	577,000	16,992,650
Pure Storage, Cl A*	600,000	12,084,000
Q2 Holdings*	275,000	11,646,250
Qualys*	600,000	37,500,000
Talend ADR*	307,100	11,967,687
WEX*	167,600	25,946,156

		288,160,650

MATERIALS — 4.3%
H.B. Fuller	635,000	32,924,750
Innospec	280,000	20,104,000
Sensient Technologies	200,000	14,370,000

		67,398,750

TOTAL COMMON STOCK (Cost $1,054,482,247)		1,485,232,578

CASH EQUIVALENT — 3.9%**
Fidelity Treasury Portfolio, Cl I, 1.240% (Cost $60,624,426)	60,624,426	60,624,426

TOTAL INVESTMENTS — 99.5% (Cost $1,115,106,673)		$1,545,857,004

The accompanying notes are an integral part of the financial statements.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2018
(Unaudited)

Percentages are based on Net Assets of $1,554,182,833.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2018.
ADR — American Depositary Receipt
Cl — Class

As of January 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

For the period ended January 31, 2018, there have been no transfers between Level 1 and Level 2 and Level 3 securities. For the period ended January 31, 2018, there were no Level 3 securities.

The accompanying notes are an integral part of the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2018
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.5%
	Shares	Value
CONSUMER DISCRETIONARY — 6.7%
Advance Auto Parts	270,000	$31,587,300
John Wiley & Sons, Cl A	565,000	35,821,000
Sally Beauty Holdings*	1,385,000	23,004,850
Tractor Supply	310,000	23,637,500
Ulta Beauty*	95,000	21,099,500

		135,150,150

CONSUMER STAPLES — 15.6%
Blue Buffalo Pet Products*	750,000	25,485,000
Campbell Soup	405,000	18,852,750
Flowers Foods	2,225,000	43,632,250
Hormel Foods	1,375,000	47,203,750
JM Smucker	290,000	36,798,100
McCormick	265,000	28,824,050
Molson Coors Brewing, Cl B	500,000	42,010,000
Snyder’s-Lance	850,000	42,483,000
TreeHouse Foods*	625,000	29,475,000

		314,763,900

FINANCIALS — 12.3%
Arthur J Gallagher	640,000	43,724,800
Commerce Bancshares	446,250	26,110,087
Cullen/Frost Bankers	335,000	35,647,350
Everest Re Group	150,000	34,470,000
Morningstar	145,000	13,937,400

The accompanying notes are an integral part of the financial statements.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2018
(Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
Northern Trust	485,000	$51,114,150
Prosperity Bancshares	400,000	30,320,000
SVB Financial Group*	50,000	12,327,500

		247,651,287

HEALTH CARE — 20.0%
Catalent*	625,000	29,087,500
Cooper	135,000	33,030,450
DENTSPLY SIRONA	746,500	45,394,665
Edwards Lifesciences*	200,000	25,316,000
Henry Schein*	345,000	26,109,600
Integra LifeSciences Holdings*	840,000	44,234,400
Laboratory Corporation of America Holdings*	285,000	49,732,500
Masimo*	140,000	13,193,600
Medidata Solutions*	330,000	22,476,300
NuVasive*	520,000	25,412,400
Steris	350,000	31,822,000
Veeva Systems, Cl A*	250,000	15,715,000
Waters*	200,000	43,122,000

		404,646,415

INDUSTRIALS — 14.4%
AMETEK	517,280	39,468,464
Dover	150,000	15,931,500
Gates Industrial*	694,200	13,606,320
IDEX	175,000	25,109,000
Nordson	350,000	50,302,000
Ritchie Bros. Auctioneers	1,005,000	32,682,600
Stericycle*	400,000	30,144,000
Verisk Analytics*	385,000	38,519,250
Westinghouse Air Brake Technologies	545,000	44,166,800

		289,929,934

INFORMATION TECHNOLOGY — 22.2%
Akamai Technologies*	320,000	21,436,800
ANSYS*	210,000	33,946,500
Blackbaud	325,000	31,141,500

The accompanying notes are an integral part of the financial statements.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2018
(Unaudited)

COMMON STOCK — continued
	Shares	Value
INFORMATION TECHNOLOGY — continued
Fortinet*	480,000	$22,099,200
Guidewire Software*	300,000	23,835,000
LogMeIn	190,000	23,902,000
Okta, Cl A*	477,400	14,059,430
Palo Alto Networks*	290,000	45,782,300
Red Hat*	450,000	59,121,000
Splunk*	585,000	54,036,450
Synopsys*	245,000	22,689,450
Tableau Software, Cl A*	400,000	30,724,000
WEX*	168,100	26,023,561
Workday, Cl A*	330,000	39,563,700

		448,360,891

MATERIALS — 3.3%
AptarGroup	650,000	56,823,000
International Flavors & Fragrances	68,000	10,220,400

		67,043,400

TOTAL COMMON STOCK (Cost $1,526,925,851)		1,907,545,977

CASH EQUIVALENTS — 5.1%**
Fidelity Investments - Money Market Treasury Only Portfolio, Cl I, 1.200%	82,262,447	82,262,447
Fidelity Treasury Portfolio, Cl I, 1.240%	21,274,198	21,274,198

TOTAL CASH EQUIVALENTS (Cost $103,536,645)		103,536,645

TOTAL INVESTMENTS — 99.6% (Cost $1,630,462,496)		$2,011,082,622

Percentages are based on Net Assets of $2,019,861,330.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2018.
Cl — Class

The accompanying notes are an integral part of the financial statements.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2018
(Unaudited)

As of January 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the period ended January 31, 2018, there have been no transfers between Level 1 and Level 2 and Level 3 securities. For the period ended January 31, 2018, there were no Level 3 securities.

The accompanying notes are an integral part of the financial statements.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2018
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.7%
	Shares	Value
ARGENTINA — 4.7%
Despegar.com*	1,300	$39,585
MercadoLibre	370	143,227

		182,812

BRAZIL — 4.5%
Ambev ADR	11,200	76,944
Itau Unibanco Holding ADR	6,000	98,400

		175,344

CHINA — 30.4%
AIA Group	15,000	128,493
Alibaba Group Holding ADR*	1,100	224,719
Baidu ADR*	420	103,706
Ctrip.com International ADR*	2,000	93,560
Shenzhou International Group Holdings	7,400	76,399
Techtronic Industries	11,500	76,603
Tencent Holdings	4,100	243,018
Wuxi Biologics Cayman (A)*	8,500	58,522
Xiabuxiabu Catering Management China Holdings (A)	50,100	95,954
Yum China Holdings	2,000	92,780

		1,193,754

INDIA — 17.0%
Britannia Industries	950	69,964
Dabur India	8,700	48,641

The accompanying notes are an integral part of the financial statements.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2018
(Unaudited)

COMMON STOCK — continued
	Shares	Value
INDIA — continued
Godrej Consumer Products	4,800	$79,497
HDFC Bank	3,000	97,541
Housing Development Finance	6,200	190,697
Maruti Suzuki India	400	59,806
PI Industries	3,700	51,823
Vakrangee	12,000	68,817

		666,786

KENYA — 3.0%
Safaricom	410,000	118,462

MEXICO — 4.0%
Banregio Grupo Financiero	8,024	49,972
Becle*	33,700	61,176
Gruma, Cl B	4,000	47,911

		159,059

NETHERLANDS — 3.3%
Heineken	1,150	129,737

PERU — 1.8%
Credicorp	300	69,489

PHILIPPINES — 1.7%
Universal Robina	21,000	66,029

SOUTH AFRICA — 2.8%
Clicks Group	7,600	109,356

SOUTH KOREA — 8.1%
Amorepacific*	300	84,141
Koh Young Technology*	700	61,685
LG Household & Health Care	70	77,155
NAVER	110	93,740

		316,721

The accompanying notes are an integral part of the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2018
(Unaudited)

COMMON STOCK — continued
	Shares	Value
SPAIN — 1.2%
Prosegur Cash (A)	14,000	$48,485

TAIWAN — 5.4%
Gourmet Master	4,030	58,420
Taiwan Semiconductor Manufacturing	17,600	153,986

		212,406

THAILAND — 1.8%
Thai Beverage	99,000	69,569

UNITED KINGDOM — 3.4%
Unilever ADR	2,300	132,227

UNITED STATES — 1.1%
International Flavors & Fragrances	300	45,090

VIETNAM — 2.5%
Vietnam Dairy Products JSC	11,040	98,931

TOTAL COMMON STOCK (Cost $2,489,957)		3,794,257

CASH EQUIVALENT — 3.1%**
Fidelity Treasury Portfolio, Cl I, 1.240% (Cost $122,407)	122,407	122,407

TOTAL INVESTMENTS — 99.8% (Cost $2,612,364)		$3,916,664

Percentages are based on Net Assets of $3,923,841.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2018.

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

ADR — American Depositary Receipt
Cl — Class
JSC — Joint Stock Company

The accompanying notes are an integral part of the financial statements.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2018
(Unaudited)

As of January 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the period ended January 31, 2018, there have been no transfers between Level 1 and Level 2 and Level 3 securities. For the period ended January 31, 2018, there were no Level 3 securities.

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018
(Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Assets:
Investments, at value (Cost $1,115,106,673, $1,630,462,496 and $2,612,364 respectively)	$1,545,857,004	$2,011,082,622	$3,916,664
Cash	—	368	479
Receivable for Investment Securities Sold	15,539,717	10,625,082	—
Receivable for Capital Shares Sold	2,274,356	4,331,797	—
Receivable for Dividends	253,450	581,344	2,468
Reclaim Receivable	36,400	29,120	20
Receivable from Advisor	—	—	4,234
Prepaid Expenses	40,851	43,088	12,141

Total Assets	1,564,001,778	2,026,693,421	3,936,006

Liabilities:
Payable for Investment Securities Purchased	6,431,940	3,824,213	—
Payable for Capital Shares Redeemed	1,505,383	1,174,667	—
Payable due to Investment Adviser	1,051,245	1,202,869	—
Payable due to Distributor	179,881	142,321	1,859
Payable due to Transfer Agent	382,778	279,176	4,874
Payable due to Administrator	76,720	97,928	189
Payable due to Trustees	3,907	4,986	11
Chief Compliance Officer Fees Payable	1,405	1,786	81
Accrued Foreign Capital Gains Tax	—	—	1,499
Other Accrued Expenses	185,686	104,145	3,652

Total Liabilities	9,818,945	6,832,091	12,165

Net Assets	$1,554,182,833	$2,019,861,330	$3,923,841

NET ASSETS CONSIST OF:
Paid-in Capital	$1,111,255,629	$1,579,259,568	$3,156,537
Distributions in Excess of Net Investment Income	(2,897,753)	(1,001,866)	(122,848)
Accumulated Net Realized Gain (Loss)	15,074,626	60,983,502	(412,658)
Net Unrealized Appreciation on Investments	430,750,331	380,620,126	1,304,300
Net Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	9
Accumulated Foreign Capital Gains Tax on Appreciated Securities	—	—	(1,499)

Net Assets	$1,554,182,833	$2,019,861,330	$3,923,841

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018
(Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES — continued

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund

ADVISOR SHARES:
Net Assets	$623,360,802	$626,411,519	$3,923,841
Shares Issued and Outstanding (unlimited authorization — no par value)	30,822,502	35,005,396	355,206
Net Asset Value, Offering and Redemption Price Per Share	$20.22	$17.89	$11.05

INSTITUTIONAL SHARES:
Net Assets	$930,822,031	$1,393,449,811	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	45,828,703	76,601,543	N/A
Net Asset Value, Offering and Redemption Price Per Share	$20.31	$18.19	N/A

NA —Not Applicable.

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018
(Unaudited)

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Investment Income
Dividends	$5,365,211	$7,891,007	$22,069
Less: Foreign Taxes Withheld	(61,535)	(46,028)	(1,678)

Total Investment Income	5,303,676	7,844,979	20,391

Expenses
Investment Advisory Fees	6,168,085	6,432,678	18,981
Distribution Fees — Advisor Shares	830,162	774,780	4,745
Administration Fees	474,952	571,275	1,206
Trustees’ Fees	8,318	9,818	22
Chief Compliance Officer Fees	2,160	2,584	34
Transfer Agent Fees	1,034,344	846,888	14,381
Printing Fees	59,748	72,571	1,315
Registration Fees	44,004	54,811	10,699
Professional Fees	32,551	38,359	826
Custodian Fees	31,326	37,762	7,207
Insurance and Other Expenses	19,294	22,765	4,504

Total Expenses	8,704,944	8,864,291	63,920

Less: Advisory Fees Waived	—	—	(18,981)
Reimbursement from Advisor	—	—	(16,460)
Fees Paid Indirectly(1)	(38,103)	(22,016)	(8)

Net Expenses	8,666,841	8,842,275	28,471

Net Investment Loss	(3,363,165)	(997,296)	(8,080)

Net Realized Gain on Investments	23,013,733	89,192,446	259,712
Net Realized Loss on Foreign Currency Transactions	—	—	(3,539)

Net Realized Gain	23,013,733	89,192,446	256,173

Net Change in Unrealized Appreciation on Investments	73,522,234	139,648,321	358,674
Net Change in Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities Denominated in Foreign Currencies	—	—	(1)
Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	—	—	5,180

Net Change in Unrealized Appreciation (Depreciation)	73,522,234	139,648,321	363,853

Net Realized and Unrealized Gain on Investments	96,535,967	228,840,767	620,026

Net Increase in Net Assets Resulting from Operations	$93,172,802	$227,843,471	$611,946

(1)	See Note 4 in Notes to Financial Statements
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017
Operations:
Net Investment Loss	$(3,363,165)	$(1,160,591)
Net Realized Gain on Investments	23,013,733	178,190,501
Net Change in Unrealized Appreciation on Investments	73,522,234	52,093,086

Net Increase in Net Assets Resulting from Operations	93,172,802	229,122,996

Dividends and Distributions from:
Net Realized Gain:
Advisor Shares	(57,468,436)	(20,437,760)
Institutional Shares	(79,340,703)	(12,400,532)

Total Dividends and Distributions	(136,809,139)	(32,838,292)

Capital Share Transactions(1):
Advisor Shares:
Issued	37,217,507	143,615,950
Reinvestment of Distributions	55,730,008	19,808,717
Redeemed	(143,772,739)	(725,564,430)

Decrease from Advisor Shares Capital Share Transactions	(50,825,224)	(562,139,763)

Institutional Shares:
Issued	229,179,107 (2)	727,200,398
Reinvestment of Distributions	77,270,951	11,951,097
Redeemed	(62,103,706)	(87,315,343)

Increase from Institutional Shares Capital Share Transactions	244,346,352	651,836,152

Net Increase in Net Assets from Capital Share Transactions	193,521,128	89,696,389

Total Increase in Net Assets	149,884,791	285,981,093

Net Assets:
Beginning of Period	1,404,298,042	1,118,316,949

End of Period (including undistributed (distributions in excess of) net investment income of $(2,897,753) and $465,412, respectively)	$1,554,182,833	$1,404,298,042

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
(2)	Includes issuances as a result of an in-kind transaction, see Note 12 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017
Operations:
Net Investment Income (Loss)	$(997,296)	$2,230,653
Net Realized Gain on Investments	89,192,446	108,447,099
Net Change in Unrealized Appreciation on Investments	139,648,321	93,888,336

Net Increase in Net Assets Resulting from Operations	227,843,471	204,566,088

Dividends and Distributions from:
Net Investment Income:
Institutional Shares	(1,891,391)	(347,274)
Net Realized Gain:
Advisor Shares	(29,164,743)	(27,847,186)
Institutional Shares	(61,280,810)	(22,477,935)

Total Dividends and Distributions	(92,336,944)	(50,672,395)

Capital Share Transactions(1):
Advisor Shares:
Issued	71,264,329	277,650,733
Reinvestment of Distributions	27,179,993	26,523,859
Redeemed	(125,642,423)	(385,690,513)

Decrease from Advisor Shares Capital Share Transactions	(27,198,101)	(81,515,921)

Institutional Shares:
Issued	405,093,816	600,132,945
Reinvestment of Distributions	62,486,641	22,016,600
Redeemed	(104,974,768)	(150,985,708)

Increase from Institutional Shares Capital Share Transactions	362,605,689	471,163,837

Net Increase in Net Assets from Capital Share Transactions	335,407,588	389,647,916

Total Increase in Net Assets	470,914,115	543,541,609

Net Assets:
Beginning of Period	1,548,947,215	1,005,405,606

End of Period (including undistributed (distributions in excess of) net investment income of $(1,001,866) and $1,886,821, respectively)	$2,019,861,330	$1,548,947,215

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017
Operations:
Net Investment Loss	$(8,080)	$(330)
Net Realized Gain (Loss) on Investments	256,173	(17,408)
Net Change in Unrealized Appreciation on Investments	363,853	584,518

Net Increase in Net Assets Resulting from Operations	611,946	566,780

Dividends and Distributions from:
Net Investment Income	(47,862)	(16,207)

Total Dividends and Distributions	(47,862)	(16,207)

Capital Share Transactions(1):
Advisor Shares:
Issued	190,304	447,666
Reinvestment of Distributions	47,862	16,207
Redeemed	(1,165,562)	(168,696)

Increase (Decrease) from Advisor Shares Capital Share Transactions	(927,396)	295,177

Total Increase (Decrease) in Net Assets	(363,312)	845,750

Net Assets:
Beginning of Period	4,287,153	3,441,403

End of Period (including undistributed net investment income $(122,848) and $(66,906), respectively)	$3,923,841	$4,287,153

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year or Period

	Advisor Shares
	Six Months Ended January 31, 2018 (Unaudited)		Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013
Net Asset Value, Beginning of Period	$20.89		$17.74	$17.08	$16.05	$16.82	$14.22

Income (Loss) from Operations:
Net Investment Loss(1)	(0.06)		(0.04)	(0.06)	(0.09)	(0.09)	(0.02)
Net Realized and Unrealized Gain on Investments	1.34		3.73	1.14	2.15	1.06	4.24

Total from Operations	1.28		3.69	1.08	2.06	0.97	4.22

Dividends and Distributions from:
Net Investment Income	—		—	—	—	—	—
Net Realized Gains	(1.95)		(0.54)	(0.42)	(1.03)	(1.74)	(1.62)

Total Dividends and Distributions	(1.95)		(0.54)	(0.42)	(1.03)	(1.74)	(1.62)

Net Asset Value, End of Period	$20.22		$20.89	$17.74	$17.08	$16.05	$16.82

Total Return†	6.22%		20.92%††	6.68%††	13.04%	5.70%	32.52%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$623,361		$693,776	$1,118,317	$1,510,996	$1,288,252	$1,095,764
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.30	%*	1.31%	1.40%	1.38%	1.36%	1.38	%(2)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.30	%*	1.33%	1.41%	1.38%	1.36%	1.38%
Ratio of Net Investment Loss to Average Net Assets	(0.59	)%*	(0.23)%	(0.36)%	(0.54)%	(0.55)%	(0.11)%
Portfolio Turnover Rate	13	%**	40%	27%	37%	36%	50%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares method.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Annualized.
**	Not Annualized.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period

	Institutional Shares
	Six Months Ended January 31, 2018 (Unaudited)	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Period	$20.95	$18.36

Income (Loss) from Operations:
Net Investment Income (Loss)(2)	(0.04)	0.03
Net Realized and Unrealized Gain on Investments	1.35	3.10

Total from Operations	1.31	3.13

Dividends and Distributions from:
Net Investment Income	—	—
Net Realized Gains	(1.95)	(0.54)

Total Dividends and Distributions	(1.95)	(0.54)

Net Asset Value, End of Period	$20.31	$20.95

Total Return†	6.35%	17.17	%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$930,822	$710,522
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.05%*	1.05	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.05%*	1.06	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.33)%*	0.18	%*
Portfolio Turnover Rate**	13%	40%

(1)	Institutional Shares commenced operations on August 31, 2016.
(2)	Per share amount calculated using average shares method.
†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
*	Annualized.
**	Portfolio turnover rate is for the period indicated and has not been annualized.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Six Months Ended January 31, 2018 (Unaudited)		Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015		Year Ended July 31, 2014		Year Ended July 31, 2013
Net Asset Value, Beginning of Period	$16.65		$14.85	$14.89	$14.92		$14.29		$11.33

Income (Loss) from Operations:
Net Investment Loss(1)	(0.02)		—	—	(0.01)		(0.03)		(0.01)
Net Realized and Unrealized Gain on Investments	2.11		2.44	1.06	1.54		1.90		3.51

Total from Operations	2.09		2.44	1.06	1.53		1.87		3.50

Dividends and Distributions from:
Net Investment Income	—		—	—	—		—		—
Net Realized Gains	(0.85)		(0.64)	(1.10)	(1.56)		(1.24)		(0.54)

Total Dividends and Distributions	(0.85)		(0.64)	(1.10)	(1.56)		(1.24)		(0.54)

Net Asset Value, End of Period	$17.89		$16.65	$14.85	$14.89		$14.92		$14.29

Total Return†	12.74%		16.85%	8.22%	10.65%		13.65%		32.00%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$626,411		$609,025	$614,998	$526,649		$568,782		$509,234
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.14	%*	1.17%	1.28%	1.29	%(2)	1.30	%(2)	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.14	%*	1.17%	1.28%	1.28%		1.29%		1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27	)%*	0.02%	0.03%	(0.09)%		(0.21)%		(0.06)%
Portfolio Turnover Rate	20	%**	33%	40%	46%		52%		50%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Annualized
**	Not Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Shares
	Six Months Ended January 31, 2018 (Unaudited)		Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015		Year Ended July 31, 2014		Year Ended July 31, 2013
Net Asset Value, Beginning of Period	$16.92		$15.05	$15.07	$15.05		$14.37		$11.37

Income (Loss) from Operations:
Net Investment Income(1)	—		0.05	0.04	0.02		0.01		0.02
Net Realized and Unrealized Gain on Investments	2.15		2.47	1.06	1.56		1.91		3.53

Total from Operations	2.15		2.52	1.10	1.58		1.92		3.55

Dividends and Distributions from:
Net Investment Income	(0.03)		(0.01)	(0.02)	—		—		(0.01)
Net Realized Gains	(0.85)		(0.64)	(1.10)	(1.56)		(1.24)		(0.54)

Total Dividends and Distributions	(0.88)		(0.65)	(1.12)	(1.56)		(1.24)		(0.55)

Net Asset Value, End of Period	$18.19		$16.92	$15.05	$15.07		$15.05		$14.37

Total Return†	12.87%		17.17%	8.45%	10.91%		13.94%		32.41%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,393,450		$939,922	$390,408	$152,537		$129,515		$105,152
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.90	%*	0.93%	1.03%	1.04	%(2)	1.05	%(2)	1.05%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.90	%*	0.93%	1.03%	1.03%		1.04%		1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.03	)%*	0.33%	0.26%	0.16%		0.04%		0.19%
Portfolio Turnover Rate	20	%**	33%	40%	46%		52%		50%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Annualized
**	Not Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Six Months Ended January 31, 2018 (Unaudited)		Year Ended July 31, 2017	Ten Month Period Ended July 31, 2016(1)(2)		Year Ended September 30, 2015(1)	Period Ended September 30, 2014(3)
Net Asset Value, Beginning of Period	$9.50		$8.29	$7.36		$9.79	$10.00

Income from Operations:
Net Investment Income (Loss)(4)	(0.02)		—	—		(0.07)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.71		1.25	0.93		(2.35)	(0.20)

Total from Operations	1.69		1.25	0.93		(2.42)	(0.21)

Dividends and Distributions from:
Net Investment Income	(0.14)		(0.04)	—		(0.01)	—

Total Dividends and Distributions	(0.14)		(0.04)	—		(0.01)	—

Net Asset Value, End of Period	$11.05		$9.50	$8.29		$7.36	$9.79

Total Return†	17.85%		15.16%	12.64	%††	(24.75)%	(2.10	)%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$3,924		$4,287	$3,441		$2,443	$2,027
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.50	%*	1.51%	1.63	%*	1.85%	1.85	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.37	%*	4.04%	6.86	%*	14.00%	34.14	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.43	)%*	(0.01)%	(0.07	)%*	(0.79)%	(1.82	)%*
Portfolio Turnover Rate	10	%**	37%	66	%**	104%	0	%††

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle II Fund Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.
(2)	Effective November 16, 2016, the Fund changed its fiscal year end to July 31st.
(3)	Commenced operations on September 9, 2014.
(4)	Per share amount calculated using average shares.
*	Annualized.
**	Not Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty-nine funds. The financial statements herein are those of the Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” with the exception of the Champlain Emerging Markets Fund which is classified as “non-diversified” investment company under the 1940 Act. The Champlain Small Company Fund invests in small companies with market capitalization of less than $2.5 billion, the Champlain Mid Cap Fund invests primarily (at least 80% of their net assets) in medium-sized companies with market capitalization of less than $15 billion and the Champlain Emerging Markets Fund invests primarily (at least 80% of its net assets) in equity securities of issuers who are economically tied to an emerging market country. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Champlain Small Company Fund offers Institutional Shares, which commenced operations on August 31, 2016, and the Champlain Mid Cap Fund also offers Institutional Shares, which commenced operations on January 3, 2011. The Champlain Emerging Markets Fund commenced operations on September 9, 2014 as the New Sheridan Developing World Fund (the “Predecessor Fund”), a series of ALPS Series Trust, which reorganized through a transfer of all assets and liabilities to the Champlain Emerging Markets Fund on November 16, 2015. Investor Class Shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Fund. The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fund. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Champlain Emerging Markets Fund’s financial statements and financial highlights.

Effective November 16, 2015, the Champlain Emerging Markets Fund changed its fiscal year end to July 31, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies in conformity

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018

with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2018, there were no fair valued securities held by the Funds.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Champlain Investment Partners, LLC (the “Adviser”), of the Fund

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JANUARY 31, 2018

becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Champlain Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018

• Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

• Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the period ended January 31, 2018, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended January 31, 2018, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period ended January 31, 2018, the Funds did not incur any interest or penalties.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For the period ended January 31, 2018, the Funds did not enter into any forward foreign currency contracts.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN

AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended January 31, 2018, Small Company Fund, Mid Cap Fund and Emerging Markets Fund were charged $474,952, $571,275, and $1,206 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the period ended January 31, 2018, the Small Company Fund earned credits of $38,103, the Mid Cap Fund earned credits of $22,016, and the Emerging Markets Fund earned credits of $8 which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018

U.S. Bank, N.A. as acts as custodian (the “Custodian”) for the Small Company Fund and Mid Cap Fund. MUFG Union Bank, N.A. acts as Custodian for the Emerging Markets Fund. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million(1)
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million(2)
Emerging Markets Fund	1.00% on the first $250 million in assets; 0.85% on assets over $250 million(3)
(1) Prior to September 1, 2016, the management fee for the Small Company Fund was 0.90% of the Fund’s average daily net assets.
(2) Prior to September 1, 2016, the management fee for the Mid Cap Fund was 0.80% of the Fund’s average daily net assets.
(3) Prior to September 1, 2016, the management fee for the Emerging Markets Fund was 1.10% of the Fund’s average daily net assets. Prior to November 28, 2015, the management fee for the Fund was 1.35% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, and Emerging Markets Fund – Advisor Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, 0.95% and 1.50% of the Funds’ respective average daily net assets through November 30, 2018. Prior to September 1, 2016 the Adviser contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares and Emerging Markets Fund – Advisor Shares to 1.40%, 1.05%, 1.30%, 1.05% and 1.60%, respectively. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018

At January 31, 2018, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until January 31:	Small Company Fund	Mid Cap Fund	Emerging Markets Fund
1/31/15-1/31/16	2019	$41,675	$—	$15,069
1/31/16-1/31/17	2020	264,280	—	108,581
1/31/17-1/31/18	2021	25,751	—	88,872

		$331,706	$—	$212,522

6. SHARE TRANSACTIONS:

Champlain Small Company Fund	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017
Advisor Shares
Issued	1,790,491	7,328,611
Reinvestment of Distributions	2,790,686	988,952
Redeemed	(6,966,337)	(38,165,170)

Net Advisor Shares Capital Share Transactions	(2,385,160)	(29,847,607)

Institutional Shares
Issued	11,051,790 (1)	37,640,349
Reinvestment of Distributions	3,853,889	596,073
Redeemed	(2,996,178)	(4,317,220)

Net Institutional Shares Capital Share Transactions	11,909,501	33,919,202

Net Increase in Shares Outstanding	9,524,341	4,071,595

(1) Includes issuances as a result of an in-kind transaction, see Note 12.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018

Champlain Mid Cap Fund	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017
Advisor Shares
Issued	4,168,974	17,689,989
Reinvestment of Distributions	1,582,994	1,736,991
Redeemed	(7,321,897)	(24,267,230)

Net Advisor Shares Capital Share Transactions	(1,569,929)	(4,840,250)

Institutional Shares
Issued	23,458,008	37,625,766
Reinvestment of Distributions	3,576,797	1,420,703
Redeemed	(5,997,668)	(9,425,642)

Net Institutional Shares Capital Share Transactions	21,037,137	29,620,827

Net Increase in Shares Outstanding	19,467,208	24,780,577

Champlain Emerging Markets Fund	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017
Advisor Shares
Issued	19,213	54,938
Reinvestment of Distributions	4,651	2,164
Redeemed	(120,163)	(20,609)

Net Increase (Decrease) in Shares Outstanding	(96,299)	36,493

7. INVESTMENT TRANSACTIONS:

For the period ended January 31, 2018, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Champlain Small Company Fund	$278,155,189	$183,904,773
Champlain Mid Cap Fund	510,871,332	330,695,636
Champlain Emerging Markets Fund	372,913	1,238,922

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018

transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the years ended July 31, 2017, July 31, 2016 and September 30, 2015 (for Emerging Markets Fund) were as follows was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund
2017	$—	$32,838,292	$—	$32,838,292
2016	6,563,528	30,355,712	—	36,919,240
Mid Cap Fund
2017	$12,696,327	$37,976,068	$—	$50,672,395
2016	7,221,822	49,890,317	—	57,112,139
Emerging Markets Fund
2017	$16,207	$—	$—	$16,207
2016	—	—	—	—
2015	2,251	—	—	2,251

For tax purposes, short term gains are considered ordinary income.

As of July 31, 2017, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	Emerging Markets Fund
Undistributed Ordinary Income	$19,943,258	$23,204,633	$18,731
Undistributed Long-Term Capital Gain	116,067,633	45,209,087	—
Late-Year Loss Deferral	(61,412)	—	—
Capital Loss Carryforwards	—	—	(639,676)
Post-October Losses	—	—	(29,157)
Unrealized Appreciation	350,614,062	236,681,515	853,322

Total Distributable Earnings	$486,563,541	$305,095,235	$203,220

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2016 through July 31, 2017, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2017 through July 31, 2017 and specified losses realized on investment transactions from November 1, 2016 through July 31, 2017, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Emerging Markets Fund	$507,007	$132,669	$639,676

For Federal income tax purposes, the cost of securities owned at July 31, 2016 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and investments in passive foreign investment companies.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at January 31, 2018 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Company Fund	$1,121,720,708	$463,050,847	$(38,914,551)	$424,136,296
Mid Cap Fund	1,634,752,786	424,211,379	(47,881,543)	376,329,836
Emerging Markets Fund	2,697,999	1,331,732	(113,067)	1,218,665

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018

9. CONCENTRATION OF RISKS:

As with investing in all mutual funds, investing in the Fund involves risk, and there is no guarantee that the Fund will achieve the Fund’s investment goals. You could lose money on your investment in the Fund, just as you could with other investments. As described in the Fund’s Prospectus, the Fund is subject to the following risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet the Fund’s investment objective:

MARKET RISK – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

ACTIVE MANAGEMENT RISK – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

EQUITY RISK – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK – The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MID-CAPITALIZATION COMPANY RISK – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional

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risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

LARGE-CAPITALIZATION COMPANY RISK – The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, and their growth rates may lag the growth rates of well-managed smaller companies during strong economic periods.

FOREIGN COMPANY RISK – Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS RISK – Many of the risks with respect to foreign investments are more pronounced for investments in issuers in emerging market countries. Emerging market countries tend to have fewer government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than do more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

As a consequence, issuers in emerging market countries may be susceptible to increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating

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JANUARY 31, 2018

to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies. Changes in the price of oil have a direct and significant effect on the economies of Gulf countries such as Bahrain, Kuwait, Oman, Qatar, and the UAE, i.e., if the price of oil increases, these countries benefit, and if the price of oil declines, these countries would be adversely affected.

FOREIGN CURRENCY RISK – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

EXCHANGE-TRADED FUNDS RISK – ETFs are pooled investment vehicles whose shares are listed and traded on U.S. stock exchanges. To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such ETFs. As a shareholder of an ETF, the Fund relies on that ETF to achieve its investment objective. If the ETF fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in an ETF, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the ETF, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets.

Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises. Inverse ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the inverse of the performance of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile.

NON-DIVERSIFIED FUND RISK – The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers.

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Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

10. OTHER:

At January 31, 2018, 62% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders, 37% of the total shares outstanding of the Small Company Fund Institutional Shares were held by three shareholder; 24% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 83% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by five shareholders; and 92% of the total shares outstanding of the Emerging Markets Fund Advisor Shares were held by three shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. LINE OF CREDIT:

The Mid Cap Fund and Small Company Fund entered into agreements which enable them to participate in lines of credit with the Custodian. The Mid Cap Fund participates in a $35 million uncommitted, senior secured lines of credit and the Small Company Fund participates in a $65 million uncommitted, senior secured line of credit, which have expiration dates of February 15, 2018. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. As of January 31, 2018, there were no borrowings outstanding.

12. IN-KIND TRANSFER OF SECURITIES:

The Small Company received a contribution in-kind of investment securities and cash. These securities were exchanged tax free at their current fair value on the date of the transaction

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JANUARY 31, 2018

and did not have unrealized appreciation/(depreciation) at the time of transfer. As a result of this contribution, the following units of the Fund were issued for assets valued:

Transaction Date	Institutional Shares Issued	Investment Securities	Cash	Value
10/13/17	61,334	$1,214,364	$107,381	$1,321,745

13. REGULATORY MATTERS:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

14. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2018.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018

BOARD CONSIDERATIONS IN THE ADVISORY AGREEMENT (Unaudited)

Champlain Funds

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 15, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

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JANUARY 31, 2018

BOARD CONSIDERATIONS IN THE ADVISORY AGREEMENT (Unaudited) (continued)

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of

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JANUARY 31, 2018

BOARD CONSIDERATIONS IN THE ADVISORY AGREEMENT (Unaudited) (continued)

investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’

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BOARD CONSIDERATIONS IN THE ADVISORY AGREEMENT (Unaudited) (continued)

shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

RENEWAL OF THE AGREEMENT

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from August 1, 2017 to January 31, 2018.

The table on the next page illustrates your Fund’s costs in two ways:

• ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• HYPOTHETICAL 5% RETURN. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 08/01/17	Ending Account Value 01/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Champlain Small Company Fund
Actual Fund Return
Advisor	$1,000.00	$1,062.20	1.30%	$6.74
Institutional	$1,000.00	$1,063.50	1.05%	$5.45
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.67	1.30%	$6.60
Institutional	$1,000.00	$1,019.92	1.05%	$5.34
Champlain Mid Cap Fund
Actual Fund Return
Advisor	$1,000.00	$1,127.40	1.14%	$6.14
Institutional	$1,000.00	$1,128.70	0.90%	$4.81
Hypothetical 5% Return
Advisor	$1,000.00	$1,019.43	1.14%	$5.83
Institutional	$1,000.00	$1,020.69	0.90%	$4.56
Champlain Emerging Markets Fund
Actual Fund Return	$1,000.00	$1,178.50	1.50%	$8.24
Hypothetical 5% Return	$1,000.00	$1,017.64	1.50%	$7.63

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

66	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds
P.O. Box 219009
Kansas City, MO 64121-9009
866-773-3238

Adviser:
Champlain Investment Partners, LLC
180 Battery Street
Burlington, VT 05401

Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-SA-001-1400

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 10, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller & CFO

Date: April 10, 2018